DEATH BENEFIT OPTION 1

Development of Policy Value

----------------------------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                                    $ 9,524.42

 (B)  Plus Premium Paid in Year 5                                                      3,250.00

 (C)  Minus Premium Load                                                                 203.13
      [(3.00% + 1.25% + 2.00%) * $3,250]1
                                                                               -----------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                              $ 12,571.29
      [ A + B - C ]

 (E)  Minus COI Charges                                                                   73.61
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 10.00

 (G)  Minus Asset Based Charge 5.53 [ A * ((1+0.007)^(1/12)-1) ]

 (H)  Plus Investment Return ( 5.10%)3 51.85 [ ( D - E - F - G ) *
      ((1+0.0510)^(1/12)-1) ]
                                                                               -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                    $ 12,534.00
      [ D - E - F - G + H ]



-------------------------------------------------------------------------------

1    (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month
3    Hypothetical   Gross  Investment  Return  of  6.00%  less  the  Investement
     Management Fee of 0.90% equals Net Investment Return of 5.10%







Development of Surrender Value

------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                    $ 12,534.00

 (K)  Less Surrender Charge 3,727.50 (see calculation below)
                                                                               -----------------

 (L)  Surrender Value at the End of Year 5, Month 1                                  $ 8,806.50
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Premium factor                                                             $ 14.91

 (2)  Surrender Charge Multiplier for Year 5                                               1.00

 (3)  Face Amount                                                                    250,000.00

 (4)  Surrender Charge Percentage                                                          100%
                                                                               -----------------

 (5)  Surrender Charge                                                               $ 3,727.50
      [ 1 * (3 / 1,000) * 2 * 4 ]




Development of Death Benefit

------------------------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                                    $ 12,534.00

 (N) Applicable Percentage 1.91
                                                                               -----------------

 (O)  Minimum Death Benefit                                                         $ 23,939.94
      [ M * N ]

 (P)  Death Benefit 250,000.00
                                                                               -----------------

 (Q)  Death Benefit at the End of Year 5, Month 1                                  $ 250,000.00
      [ Maximum of O and P ]




Monthly Progression of Year 5 Values

----------------------------------------------------------------------------------------------------------------------------------


                    End of                                       Beginning                Monthly       Asset           End of
               Prior Month         Premium       Premium          of Month        COI       Admin       Based            Month
  Month       Policy Value            Paid          Load      Policy Value     Charge      Charge      Charge     Policy Value
----------------------------------------------------------------------------------------------------------------------------------
    1           $ 9,524.42      $ 3,250.00      $ 203.13       $ 12,571.29     $73.61      $10.00      $ 5.53      $ 12,534.00
    2            12,534.00               -             -         12,534.00      73.62       10.00        7.28        12,494.79
    3            12,494.79               -             -         12,494.79      73.63       10.00        7.26        12,455.42
    4            12,455.42               -             -         12,455.42      73.64       10.00        7.24        12,415.90
    5            12,415.90               -             -         12,415.90      73.66       10.00        7.21        12,376.23
    6            12,376.23               -             -         12,376.23      73.67       10.00        7.19        12,336.40
    7            12,336.40               -             -         12,336.40      73.68       10.00        7.17        12,296.42
    8            12,296.42               -             -         12,296.42      73.69       10.00        7.14        12,256.29
    9            12,256.29               -             -         12,256.29      73.71       10.00        7.12        12,215.99
   10            12,215.99               -             -         12,215.99      73.72       10.00        7.10        12,175.54
   11            12,175.54               -             -         12,175.54      73.73       10.00        7.07        12,134.94
   12            12,134.94               -             -         12,134.94      73.74       10.00        7.05        12,094.18


------------------------------------------------------------------

                             End of                        End of
                              Month                         Month
                  Face        Death      Surrender      Surrender
  Month         Amount      Benefit         Charge          Value
------------------------------------------------------------------
    1         $250,000     $250,000      $3,727.50      $8,806.50
    2          250,000      250,000       3,727.50       8,767.29
    3          250,000      250,000       3,727.50       8,727.92
    4          250,000      250,000       3,727.50       8,688.40
    5          250,000      250,000       3,727.50       8,648.73
    6          250,000      250,000       3,727.50       8,608.90
    7          250,000      250,000       3,727.50       8,568.92
    8          250,000      250,000       3,727.50       8,528.79
    9          250,000      250,000       3,727.50       8,488.49
   10          250,000      250,000       3,727.50       8,448.04
   11          250,000      250,000       3,727.50       8,407.44
   12          250,000      250,000       3,727.50       8,366.68







DEATH BENEFIT OPTION 2



Development of Policy Value

----------------------------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                                    $ 9,438.65

 (B)  Plus Premium Paid in Year 5                                                      3,250.00

 (C)  Minus Premium Load                                                                 203.13
      [(3.00% + 1.25% + 2.00%) * $3,250]1
                                                                               -----------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                              $ 12,485.52
      [ A + B - C ]

 (E)  Minus COI Charges                                                                   77.51
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 10.00

 (G)  Minus Asset Based Charge 5.48 [ A * ((1+0.007)^(1/12)-1) ]

 (H)  Plus Investment Return ( 5.10%)3 51.48 [ ( D - E - F - G ) *
      ((1+0.0510)^(1/12)-1) ]
                                                                               -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                    $ 12,444.01
      [ D - E - F - G + H ]



-------------------------------------------------------------------------------

1    (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month
3    Hypothetical   Gross  Investment  Return  of  6.00%  less  the  Investement
     Management Fee of 0.90% equals Net Investment Return of 5.10%




Development of Surrender Value

------------------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                    $ 12,444.01

 (K)  Less Surrender Charge 3,727.50 (see calculation below)
                                                                               -----------------

 (L)  Surrender Value at the End of Year 5, Month 1                                  $ 8,716.51
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Premium factor                                                             $ 14.91

 (2)  Surrender Charge Multiplier for Year 5                                               1.00

 (3)  Face Amount                                                                    250,000.00

 (4)  Surrender Charge Percentage                                                          100%
                                                                               -----------------

 (5)  Surrender Charge                                                               $ 3,727.50
      [ 1 * (3 / 1,000) * 2 * 4 ]




Development of Death Benefit

------------------------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                                    $ 12,444.01

 (N) Applicable Percentage 1.91
                                                                               -----------------

 (O)  Minimum Death Benefit                                                         $ 23,768.06
      [ M * N ]

 (P)  Death Benefit 262,444.01 [Face Amount + Policy Value]
                                                                               -----------------

 (Q)  Death Benefit at the End of Year 5, Month 1                                  $ 262,444.01
      [ Maximum of O and P ]




Monthly Progression of Year 5 Values

-------------------------------------------------------------------------------------------------------------------------------


                    End of                                      Beginning                Monthly       Asset           End of
               Prior Month         Premium       Premium         of Month         COI      Admin       Based            Month
  Month       Policy Value            Paid          Load     Policy Value      Charge     Charge      Charge     Policy Value
-------------------------------------------------------------------------------------------------------------------------------
    1           $ 9,438.65      $ 3,250.00      $ 203.13      $ 12,485.52      $77.51     $10.00      $ 5.48      $ 12,444.01
    2            12,444.01               -             -        12,444.01       77.51      10.00        7.23        12,400.57
    3            12,400.57               -             -        12,400.57       77.51      10.00        7.20        12,356.98
    4            12,356.98               -             -        12,356.98       77.51      10.00        7.18        12,313.22
    5            12,313.22               -             -        12,313.22       77.51      10.00        7.15        12,269.31
    6            12,269.31               -             -        12,269.31       77.51      10.00        7.13        12,225.24
    7            12,225.24               -             -        12,225.24       77.51      10.00        7.10        12,181.02
    8            12,181.02               -             -        12,181.02       77.51      10.00        7.08        12,136.63
    9            12,136.63               -             -        12,136.63       77.51      10.00        7.05        12,092.09
   10            12,092.09               -             -        12,092.09       77.51      10.00        7.03        12,047.39
   11            12,047.39               -             -        12,047.39       77.51      10.00        7.00        12,002.53
   12            12,002.53               -             -        12,002.53       77.51      10.00        6.97        11,957.51


----------------------------------------------------------------------

                                 End of                        End of
                                  Month                         Month
                  Face            Death      Surrender      Surrender
  Month         Amount          Benefit         Charge          Value
----------------------------------------------------------------------
    1         $250,000        $ 262,444      $3,727.50      $8,716.51
    2          250,000          262,401       3,727.50       8,673.07
    3          250,000          262,357       3,727.50       8,629.48
    4          250,000          262,313       3,727.50       8,585.72
    5          250,000          262,269       3,727.50       8,541.81
    6          250,000          262,225       3,727.50       8,497.74
    7          250,000          262,181       3,727.50       8,453.52
    8          250,000          262,137       3,727.50       8,409.13
    9          250,000          262,092       3,727.50       8,364.59
   10          250,000          262,047       3,727.50       8,319.89
   11          250,000          262,003       3,727.50       8,275.03
   12          250,000          261,958       3,727.50       8,230.01







DEATH BENEFIT OPTION 3

Development of Policy Value

----------------------------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                                    $ 9,411.20

 (B)  Plus Premium Paid in Year 5                                                      3,250.00

 (C)  Minus Premium Load                                                                 203.13
      [(3.00% + 1.25% + 2.00%) * $3,250]1
                                                                               -----------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                              $ 12,458.07
      [ A + B - C ]

 (E)  Minus COI Charges                                                                   78.68
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 10.00

 (G)  Minus Asset Based Charge 5.47 [ A * ((1+0.007)^(1/12)-1) ]

 (H)  Plus Investment Return ( 5.10%)3 51.36 [ ( D - E - F - G ) *
      ((1+0.0510)^(1/12)-1) ]
                                                                               -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                    $ 12,415.28
      [ D - E - F - G + H ]



-------------------------------------------------------------------------------

1    (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month
3    Hypothetical   Gross  Investment  Return  of  6.00%  less  the  Investement
     Management Fee of 0.90% equals Net Investment Return of 5.10%





Development of Surrender Value

------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                    $ 12,415.28

 (K)  Less Surrender Charge 3,727.50 (see calculation below)
                                                                               -----------------

 (L)  Surrender Value at the End of Year 5, Month 1                                  $ 8,687.78
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Premium factor                                                             $ 14.91

 (2)  Surrender Charge Multiplier for Year 5                                               1.00

 (3)  Face Amount                                                                    250,000.00

 (4)  Surrender Charge Percentage                                                          100%
                                                                               -----------------

 (5)  Surrender Charge                                                               $ 3,727.50
      [ 1 * (3 / 1,000) * 2 * 4 ]




Development of Death Benefit

------------------------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                                    $ 12,415.28

 (N) Applicable Percentage 1.91
                                                                               -----------------

 (O)  Minimum Death Benefit                                                         $ 23,713.18
      [ M * N ]

 (P)  Death Benefit 266,250.00 [Face Amount + Accumulated Premiums]
                                                                               -----------------

 (Q)  Death Benefit at the End of Year 5, Month 1                                  $ 266,250.00
      [ Maximum of O and P ]




Monthly Progression of Year 5 Values

--------------------------------------------------------------------------------------------------------------------------------


                    End of                                      Beginning                Monthly       Asset           End of
               Prior Month         Premium       Premium         of Month         COI      Admin       Based            Month
  Month       Policy Value            Paid          Load     Policy Value      Charge     Charge      Charge     Policy Value
--------------------------------------------------------------------------------------------------------------------------------
    1           $ 9,411.20      $ 3,250.00      $ 203.13      $ 12,458.07      $78.68     $10.00      $ 5.47      $ 12,415.28
    2            12,415.28               -             -        12,415.28       78.70      10.00        7.21        12,370.54
    3            12,370.54               -             -        12,370.54       78.71      10.00        7.19        12,325.63
    4            12,325.63               -             -        12,325.63       78.72      10.00        7.16        12,280.55
    5            12,280.55               -             -        12,280.55       78.74      10.00        7.13        12,235.29
    6            12,235.29               -             -        12,235.29       78.75      10.00        7.11        12,189.85
    7            12,189.85               -             -        12,189.85       78.77      10.00        7.08        12,144.24
    8            12,144.24               -             -        12,144.24       78.78      10.00        7.06        12,098.45
    9            12,098.45               -             -        12,098.45       78.79      10.00        7.03        12,052.49
   10            12,052.49               -             -        12,052.49       78.81      10.00        7.00        12,006.35
   11            12,006.35               -             -        12,006.35       78.82      10.00        6.98        11,960.02
   12            11,960.02               -             -        11,960.02       78.84      10.00        6.95        11,913.51


----------------------------------------------------------------------

                                 End of                        End of
                                  Month                         Month
                  Face            Death      Surrender      Surrender
  Month         Amount          Benefit         Charge          Value
----------------------------------------------------------------------
    1         $250,000        $ 266,250      $3,727.50      $8,687.78
    2          250,000          266,250       3,727.50       8,643.04
    3          250,000          266,250       3,727.50       8,598.13
    4          250,000          266,250       3,727.50       8,553.05
    5          250,000          266,250       3,727.50       8,507.79
    6          250,000          266,250       3,727.50       8,462.35
    7          250,000          266,250       3,727.50       8,416.74
    8          250,000          266,250       3,727.50       8,370.95
    9          250,000          266,250       3,727.50       8,324.99
   10          250,000          266,250       3,727.50       8,278.85
   11          250,000          266,250       3,727.50       8,232.52
   12          250,000          266,250       3,727.50       8,186.01
